EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Altitude International Holdings, Inc. (the “Company”) for the period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory Breunich, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2023	By:	/s/ Gregory Breunich
	Name:	Gregory Breunich
	Title:	Chief Executive Officer (Principal Executive Officer)